Inception Mining Inc.

Diverse. Agile. Efficient.

Inception Mining Inc.

Production, Development, Resource & Exploration

Presentation
July 2016

SAFE HARBOR

(Stock: OTC QB: IMII)

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the company's current plans and expectations, as well as future results of operations and financial condition. A more extensive listing of risks and factors that may affect the company's business prospects and cause actual results to differ materially from those described in the forward-looking statements can be found in the reports and other documents filed by the company with the Securities and Exchange Commission. This presentation is for informational purposes only and does not constitute an offer for sale or any form of general solicitation or general advertising of the company's securities. Any such offer will only be made in compliance with federal and state securities laws.

Gold Industry

- Global production has remained fairly constant
- Historical price decline to as low as $1050 /oz.
- New gold discoveries at all-time low
- Average industry extraction costs: more than $900 (US)/oz.
- All-in costs: more than $1100(US)/oz.



Gold discovered and produced and gold prices
Gold discovered (mill. oz)
250
200
150
100
50
0
$1800
$1600
$1400
$1200
$1000
$800
$600
$400
$200
$0
Gold price (US $/oz)
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2008 2009 2010 2011 2012 2013 2014 2015
Gold discovered
World mine production
Gold price
Source: SNL Metals & Mining;

Inception Mining Inc.

Inception Mining Inc. is entering into a new phase of a ten year business plan. With the objectives to increase production, expand resource analysis, add operational redundancies, and improve balance sheet. All add to position the company for success in today's market.

Inception well positioned in the industry

- Production
  - *Clavo Rico*
  - *(El Corpus, Choluteca, Honduras)*
- Producing 550+ oz. per mo.
  - *500+ oz. Gold (AU)*
  - *700+ oz. Silver (AG)*
  - *Expansion/Increase underway*
- Development
  - *UP & Burlington (Salmon, ID US)*
  - *Projected Q-3 2017 operational*
  - *2500+ oz per year projected*
- Exploration
  - *Central Nevada US*


CLAVO RICO

Inception Advantage

- Extensive deposits and land holdings
- Very low extraction/production costs compared to industry standard
- Can operate profitably at as low as $600 /oz.
- Staying power with extensive ability to expand
- Potential for extensive resource valuation



All-in Sustaining Gold Costs for Gold Miners
Extraction cost < $500 /oz
INCEPTION
YAMANA
BARRICK
AGNICO
GOLDCORP
ELDORADO
NEWMONT
KINROSS
IAMGOLD
Source: Companies' 2015 Annual Reports
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400

Well positioned in the market place

Diverse	• Producing asset in Honduras, Development asset North America, Exploration assets North America.
Agile	• Large enough to consistently produce, yet nimble enough to adapt to fluctuating prices
Efficient	• Streamlined infrastructure with low production costs, focused on costs, non-spot price model

INCEPTION MINING INC.

Proposed Uses of Revenues



- **Increase production**
  Clavo Rico (Honduras)
- **Operational redundancies**
  (Equipment, inventories, etc.)
- **Near term production Idaho**
  (UP & Burlington)
- **Expand exploration**
  (Nevada partnering)

Proposed Use of Revenues

- Replace and resize current plant, machinery, and equipment
  - Develop redundancies
  - Add equipment & inventories
- Formally document reserves
  - NI 43-101 compliant reporting
- Expand production
  - From 550+ oz. to 1000+ oz. per month
- Improve balance sheet
  - Debt re-structure and retire



INCEPTION MINING INC.

CURRENT PROJECTS



PRODUCTION

Clavo Rico Mine (Honduras)

- Extensive resource
- Low operating costs
- Production: 550 oz. / mo
- Potential production increase 2017



DEVELOPMENT

UP & Burlington (Idaho)

- Near Salmon, Idaho
- Tight vein, high grade deposit, significant historical operation
- Production ready
- Full outsourced model



EXPLORATION

Nevada and Honduras

- Company vetted
- Known areas with world class deposits (Nevada)
- Extensive work completed
- Controlled concessions (Honduras)

Project Details

- **PRODUCTION: Clavo Rico project**
  - Current capacity 2000 oz./mo. Extensive resource opportunity, low operating cost, new leach field and ADR Plant. Objective to increase production in 2017, add equipment & supply redundancy and expansion of 43-101.

- **Development: UP & Burlington project**
  - A tight vein / high grade deposit near Salmon, Idaho with extensive historical production. Patented mining claims, currently in a "Bulk Sampling" program. Opening existing audits. All permits acquired.

- **EXPLORATION:**
  - On request

Clavo Rico project

El Corpus Choluteca, Honduras



Clavo Rico Highlights

- Continued expansion of equipment/facility for consistent production
- Production results:
  - 2015 - 4,000 oz. Au Production
  - 2016 - 3,000 oz. Au Production through Q2 2016
- Revenue 2016 with positive earnings
- Earnings to service and retire debt in 5-7 years
- Initiated drill plan Q2 2016 and commenced drilling June 2016

Clavo Rico Highlights

- ADR plant production sized of 2k oz./mo.
- Lined leach field with 600k tons capacity
- Average head grade 3 grams per ton
- 150k tons tails 2-4 grams per ton
- 800k tons identified ore 2-5 grams per ton
- All in cost < $600/oz.
- Avg. production 550 oz. per mos.
- Extensive history



Dore' from pour on November 18, 2015

Inception Mining Inc.

UP & Burlington (Salmon, ID)

- Historical ore reserves
  - NI 43-101 Technical Analysis of 71,289 ounces of gold contained within 122,600 tons averaging 0.581 ounce per ton have been calculated in the report.
  - Non-Qualified Inferred resources + 200,000 oz. (not including ore below lowest existing adit, which will provide expansion of resource).
- Significant gold values over favorable mining widths
  - 14.47 ppm (0.422 opt) Au over 8.5 feet (weighted average)
  - 31.04 ppm (0.905 opt) Au over a 3-foot chip-channel (true width) sample.
  - 45.67 ppm (1.332 opt) Au and 20.75 ppm Ag in higher grade float samples.
- Metallurgical analysis confirms a recovery of 95%+ via sulfide flotation at P80200 grind. Cyanide leach recovery 94% in 24 hour cycle.

UP & Burlington Development

- Rare patented claims
  - *Six miles from Salmon, Idaho. Permitted private access road (USFS).*
- Originally mined early 1900s, reopened in 30's. Shuttered due to the war Act.
- Approximately 2,745 feet of historical development work (drifts, shafts, etc.)
- Low overhead, low CAPEX, utilizing an outsource model for operations.
- Surface extraction and underground mining of oxide and higher grade sulfide ore.
- INCEPTION has permitted and developed full access and haul roads, opened existing adits, uncovered the surface exposed veins and commenced a significant bulk sampling operation and milling operation, providing for near term revenue.
- 2015-16 - Inception plans to expand NI 43-101 resource valuation.

Management Team

- **Michael Ahlin:** CEO, 45 years' experience in mining, finance, industrial construction, public companies (CEO/President/Chair), BSME MBA
- **Trent D'Ambrosio:** Founder/Investor/Director/CFO, 25 years' experience in finance, resource development, public markets
- **Whit Cluff:** Director, 35 years' experience in commercial property, family office investment, public market experience
- **Kay Briggs:** Director, experience in international business and banking, MBA, international business and finance, materials management, international operations, director of affairs.
- **Reed Benson:** Director, JD, experience in contracts, securities law, and taxation. CPA, and general counsel to LCG, a venture capital specialist

Summary of Strategy/Objective

- Production CLAVO RICO:
  - Increase production
  - Expand resource/reserves
  - debt-free in 5 years.
- Development: UP & Burlington
  - Complete bulk sampling program
  - Expansion of NI 43-101 resource valuation
  - Projected revenue positive production/operating 2016.
- Exploration:
  - Expand and Identify Honduran resource
  - Continue to identify possible acquisition targets

Value proposition

- CLAVO RICO: Proven Production, low operating and recovery costs. Positive cash flow, minimal capex required
  - Major concessions, expansion potential, resource estimate intiated.
- UP & BURLINGTON: Patented claims, ready for development, near-term production
  - Low cost of production, friendly requlatory enviroment, low capex, simplified outsources mode.
- HONDURAN EXPLORATION: Multi-million oz. resource potential
  - Multiple prospects
- INCEPTION MINING:
  - Experienced and committed management
  - Management focus on low overhead
  - Emphasis on profitability and valuation
  - Committed , long-term shareholders

INCEPTION MINING INC.